AGREEMENT

            THIS AGREEMENT made as of the 13th day of February, 2006, by and among Tara Financial Services, Inc., a California corporation, ("Lender"), NOW Solutions, Inc., a Delaware corporation, ( "Borrower"), Vertical Computer Systems, Inc., a Delaware corporation, ("Vertical"), Robert Farias, an individual, ("Farias"), and Robert Mokhtarian, an individual, ("Mokhtarian").

                              W I T N E S S E T H:

      WHEREAS, Farias has the following loans currently outstanding to Borrower and to Vertical:

            1. Promissory Note in the original principal amount of $84,000 dated June 1, 2001, from Enfacet, Inc., a Texas corporation, as debtor, to Robert Farias, as lender, bearing interest at 8% per annum. This note was originally unsecured. The note was amended by the parties on March 27, 2003 and again on February 13, 2004. The note is now secured by a Security Agreement dated February 13, 2004, pledging a security interest in all assets of Borrower. The current balance of this note is $137,841.28.

            2. Promissory Note in the original principal amount of $280,000 dated October 31, 2001, from Vertical, as Promissor, to Robert Farias, as Promissee, bearing interest at the rate of 4% per annum, as amended by the parties on March 27, 2003 and again on February 13, 2004. This note is secured by an Asset Pledge Agreement dated October 31, 2001, from Vertical to Robert Farias, pledging a security interest in that certain technology developed by Adhesive Software and commonly known as "siteflash" (herein the "Siteflash Technology"). The current balance of this note is $438,795.31;

            3. Promissory Note in the original principal amount of $181,583 dated October 17, 2002, from Vertical Computer Systems, Inc., as Promissor, to Robert Farias, as Promissee, bearing interest at 12% per annum. This note was amended on February 13, 2004. This note is secured by a pledge by Mountain Reservoir Corporation of 10,450,000 shares of Vertical common stock. The current balance of this note is $181,905.58.

            4. Promissory Note in the original principal amount of $500,000 dated February 13, 2004, from NOW Solutions, L.L.C. (now Borrower), as Promissor, to Robert Farias, as Promissee, bearing interest at the rate of 10% per annum. This note is secured by the assets of Borrower. This note is also secured by a 5% royalty on sales by Borrower; 5-year warrants to purchase 5,000,000 shares of Vertical common stock at $0.01 per share; 5-year warrants to purchase 5,000,000 shares of Vertical common stock at $0.02 per share; 5-year warrants to purchase 5,000,000 shares of Vertical common stock at $0.03 per share; and 5,000,000 shares of Vertical common stock. The current balance of this note is $359,559.90.


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02-13-06

      The foregoing loans are collectively referred to as the "Farias Loans."

      WHEREAS, Mokhtarian has the following loans currently outstanding to Vertical and to Enfacet:

            1. Promissory Note in the original principal amount of $350,000 dated August 15, 2001, from Enfacet, Inc., a Texas corporation, as debtor, to Robert Mokhtarian, as Lender, bearing interest at 8% per annum. This note was originally unsecured. The note was amended by the parties on February 13, 2004. The note is now secured by a Security Agreement dated February 13, 2004 pledging a security interest in all assets of Borrower. The current balance of this note is $519,693.28.

            2. Promissory Note in the original principal amount of $90,000 dated June 26, 2003, from Vertical, as Promissor, to Robert Mokhtarian, as Promissee, bearing interest at 10% per annum. This note was originally unsecured. The note was amended by the parties on February 13, 2004. The note is now secured by a Security Agreement dated February 13, 2004 pledging a security interest in all assets of Borrower. The current balance of this note is $115,663.16.

      The foregoing loans are collectively called the "Mokhtarian Loans"; the Farias Loans and the Mokhtarian Loans are collectively, called the "Old Debt." The foregoing security interests pledged to Farias and Mokhtarian are collectively called the "Old Security."

      WHEREAS, the Borrower has requested that Farias and Mokhtarian cancel the Old Debt and related Old Security agreements and replace them with the following notes between Borrower and Lender:

            1. A Secured Term Promissory Note in the original principal amount of $359,559.90 from Borrower to Lender dated February 13, 2006, bearing interest at 12% per annum. This loan will be secured by a Security Agreement from Borrower to Lender pledging a security interest in all assets of Borrower.

            2. A Secured Term Promissory Note in the original principal amount of $438,795.31 from Vertical to Lender dated February 13, 2006, bearing interest at 12% per annum. This loan will be secured by an Asset Pledge Agreement from Vertical to Lender pledging a security interest in the Siteflash Technology.

            3. A Secured Term Promissory Note in the original principal amount of $955,103.30 from Borrower to Lender dated February 13, 2006, bearing interest at 12% per annum. This loan will be secured by a Security Agreement from Borrower to Lender pledging a security interest in all assets of Borrower.


                                     - 2 -
02-13-06

      The foregoing notes are collectively referred to as the "New Notes" and "New Security.".

      WHEREAS, Farias and Mokhtarian have agreed to cancel the Old Debt and Lender agrees to replace the Old Debt with the New Notes, subject to the terms and conditions hereof.

      WHEREAS, Farias and Mokhtarian have agreed to cancel the Old Security and Lender agrees to replace the Old Security with the New Security, subject to the terms and conditions hereof.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, it is mutually covenanted and agreed as follows:

                                   AGREEMENT:

      1. Recitals. Each of the Recitals above is agreed and acknowledged to be true and correct and is fully incorporated herein as though fully set out herein.

      2. Cancellation of Old Debt. Farias and Mokhtarian agree to cancel the Old Debt currently outstanding as described above.

      3. Release of Security. Farias and Mokhtarian agree to release the Old Security pledged as collateral and corresponding liens for the Old Debt.

      4. Execution of New Notes. Borrower and Vertical agree to execute the foregoing New Notes payable to Lender pursuant to the terms as stated therein.

      5. Execution of New Security Agreements. Borrower and Vertical agree to execute the New Security Agreements as set forth above as collateral for the New Notes.

      6. Time. Time is of the essence in the performance of the covenants contained herein.

      7. Headings. The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.

      8. Further assurances. Each of the Parties shall from time to time execute such documents and perform such acts and things as the other Parties may reasonably require to cancel the Old Debt and related security and perfect Lender's security interest as collateral for the New Notes, in accordance with the provisions of this Agreement, and to give any Party the full benefit of this Agreement.


                                     - 3 -
02-13-06

      9. Binding Effect. All of the terms, covenants and conditions herein contained shall inure to the benefit of and be binding upon the parties hereto, their successors and assigns.

      10. Notices. All notices, demands, requests and other communications pursuant to this Agreement shall be deemed to have been properly given, when made in writing, and delivered personally, or three (3) business days after receipt, when sent either through the United States Postal Service postpaid, registered or certified mail with return receipt requested, or overnight courier delivery (such as Federal Express at the expense of the Participant) addressed to the Participant to receive such notice at the following address, or at such other address as may hereafter be specified by written notice given as set forth in this Section 10:

If to Lender:            Tara Financial Services, Inc., a California corporation
                         3436 Verdugo Road
                         Glendale, California 91208
                         818.209.5591

If to Borrower:          NOW Solutions, Inc., a Delaware corporation
                         201 Main Street
                         Suite 1175
                         Fort Worth, Texas 76102
                         Phone: 817.348.8717

If to Vertical:          Vertical Computer Systems, Inc., a Delaware corporation
                         201 Main Street
                         Suite 1175
                         Fort Worth, Texas 76102
                         Phone: 817.348.8717

If to Enfacet:           Enfacet, Inc., a Texas corporation
                         201 Main Street
                         Suite 1175
                         Fort Worth, Texas 76102
                         Phone: 817.348.8717

If to Farias:            Robert Farias
                         3436 Verdugo Road
                         Glendale, California 91208
                         818.500.0800

If to Mokhtarian:        Robert Mokhtarian
                         3436 Verdugo Road
                         Glendale, California 92108
                         818.500.0800


                                     - 4 -
02-13-06

      11. Applicable Law. This Agreement shall be governed by the Laws of the State of California.

      12. Multiple Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same Agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

      13. Construction. Whenever the context hereof so requires, reference to the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general, but shall be construed as cumulative of the general recitation.

      14. Severability. If any clause or provision of this Agreement is or should ever be held to be illegal, invalid or unenforceable under any present or future law applicable to the terms hereof, then and in that event, it is the intention of the parties hereto that the remainder of this Agreement shall not be affected thereby, and that in lieu of each such clause or provision of this Agreement that is illegal, invalid or unenforceable, such clause or provision shall be judicially construed and interpreted to be as similar in substance and content to such illegal, invalid or unenforceable clause or provision, as the context thereof would reasonably suggest, so as to thereafter be legal, valid and enforceable.

      15. ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER DOCUMENTS, IF ANY, HEREIN REQUIRED TO BE EXECUTED REPRESENT THE FINAL AGREEMENT OR AGREEMENTS BETWEEN THE PARTIES AS TO THE SUBJECT MATTER HEREOF AND THEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE
PARTIES. THIS INSTRUMENT MAY BE AMENDED ONLY BY AN INSTRUMENT IN WRITING EXECUTED BY THE PARTIES HERETO.

                       [Signatures follow on next pages.]


                                     - 5 -
02-13-06

      IN WITNESS WHEREOF, each of the undersigned, being duly authorized, has executed this Agreement on behalf of the respective Parties as of the day and year first above written.

LENDER:                             Tara Financial Services, Inc.,
                                    a California corporation


                                    By: _________________________
                                        Robert Mokhtarian
                                        President


BORROWER:                           NOW Solutions, Inc.
                                    a Delaware corporation


                                    By: ______________________
                                        Richard Wade,
                                        Chairman


VERTICAL:                           Vertical Computer Systems, Inc.
                                    a Delaware corporation


                                    By: ______________________
                                        Richard Wade,
                                        President


ENFACET:                            Enfacet, Inc.
                                    a Texas corporation


                                    By: _____________________
                                         Luiz C. Valdetaro,
                                         President


                                     - 6 -
02-13-06

FARIAS:


                                    ------------------------
                                    Robert Farias


MOKHTARIAN:


                                    -------------------------
                                    Robert Mokhtarian


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